SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 29, 2011

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CAPITOL FEDERAL FINANCIAL, INC.

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(Exact name of Registrant as specified in its Charter)

                                                                                                                  Maryland                                                                   001-34814                                                               27-2631712

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                                                                                 (State or other jurisdiction of incorporation)                           (Commission File Number)                             (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(785) 235-1341

N/A

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant's press release dated July 29, 2011, announcing financial results for the third quarter of fiscal year 2011 is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit 99 - Press release dated July 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.

 Date: July 29, 2011                                By: /s/ Kent G. Townsend

                                      Kent G. Townsend, Executive Vice-President,

                                      Chief Financial Officer, and Treasurer